UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2020
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road	Palo Alto	California	94304
(Address of principal executive offices)			(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to ensure the correct item number tags (Items 5.02 and 5.07) are reflected in the EDGAR system for the submission of the Current Report on Form 8-K filed on May 14, 2020 (the “Original Report”).  No substantive changes have been made to the disclosures previously provided.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On May 11, 2020, Dion J. Weisler informed the Board of Directors of HP Inc. (“HP”) that he would be stepping down as a member of the Board of Directors of HP, effective as of May 12, 2020.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting held on May 12, 2020, HP's stockholders voted on the five proposals outlined in HP’s revised definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 13, 2020 and cast their votes as described below.

Proposal 1

HP’s stockholders elected twelve individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Withheld	Broker Non- Votes
Aida M. Alvarez	940,410,906	136,787,740	152,593,289
Shumeet Banerji	940,802,067	136,396,578	152,593,289
Robert R. Bennett	953,996,237	123,202,408	152,593,289
Charles V. Bergh	942,186,353	135,012,292	152,593,289
Stacy Brown-Philpot	944,196,208	133,002,437	152,593,289
Stephanie A. Burns	950,936,185	126,262,460	152,593,289
Mary Anne Citrino	937,269,436	139,929,209	152,593,289
Richard Clemmer	981,096,784	96,101,861	152,593,289
Enrique Lores	955,381,807	121,816,838	152,593,289
Yoky Matsuoka	954,108,034	123,090,611	152,593,289
Stacey Mobley	942,934,768	134,263,877	152,593,289
Subra Suresh	953,875,484	123,323,162	152,593,289

Proposal 2

HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2020 as set forth below:

Votes For	Votes Against	Abstentions
1,105,565,515	121,582,133	2,644,287

Proposal 3

HP’s stockholders approved the advisory resolution to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
923,602,920	149,858,696	3,737,030	152,593,289

Proposal 4

HP's stockholders approved the HP Employee Stock Purchase Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
986,827,121	88,183,278	2,188,247	152,593,289

Proposal 5

HP's stockholders cast their votes with respect to the stockholder proposal related to the adoption of a bylaw allowing for stockholder action by written consent as set forth below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
535,581,085	535,776,744	5,840,817	152,593,289

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: May 26, 2020	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Global Head of Strategic Legal Matters and Assistant Secretary